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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 14, 2001

                        First Bancorp of Indiana, Inc.
                        ------------------------------
            (Exact name of registrant as specified in its charter)

     Indiana                        0-29814                 35-2061832
-----------------                   -------                 ----------
(State or other               (Commission File Number)      (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)



             2200 West Franklin Street, Evansville, Indiana  47712
             -----------------------------------------------------
              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code:  (812) 423-3196
                                                           --------------


          -----------------------------------------------------------
         (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.
         -------------

      On March 15, 2001, First Bancorp of Indiana, Inc. issued a press release in which it announced that it's board of directors sent a letter to Pulaski Financial Corp. declining Pulaski's unsolicited offer to acquire First Bancorp.

      The press release is attached as Exhibit 99.1 and the letter to Pulaski Financial Corp. is attached as Exhibit 99.2.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ----------------------------------------

      Exhibit 99.1  Press Release dated March 15, 2001.

      Exhibit 99.2  Letter to Pulaski Financial Corp. dated March 14, 2001



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                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    FIRST BANCORP OF INDIANA, INC.




Date: March 15, 2001           By:    /s/ Harold Duncan
      --------------                  ---------------------------------------
                                      Harold Duncan
                                      President and Chief Executive Officer





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